CAPITAL ONE MASTER TRUST (RECEIVABLES)

MONTHLY PERIOD : MAY 2002

Beginning of the Month Principal Receivables :                                                                    24,346,637,603.93
                                                                                                            ------------------------
Beginning of the Month Finance Charge Receivables :                                                                  849,681,304.24
                                                                                                            ------------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                            ------------------------
Beginning of the Month Total Receivables :                                                                        25,196,318,908.17
                                                                                                            ------------------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                            ------------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                            ------------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                            ------------------------

Additional Principal Receivables :                                                                                 1,092,203,535.46
                                                                                                            ------------------------
Additional Finance Charge Receivables :                                                                                2,255,670.67
                                                                                                            ------------------------
Additional Total Receivables :
                                                                                                            ------------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                            ------------------------

End of the Month Principal Receivables :                                                                          25,207,105,845.53
                                                                                                            ------------------------
End of the Month Finance Charge Receivables :                                                                        855,622,248.32
                                                                                                            ------------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                            ------------------------
End of the Month Total Receivables :                                                                              26,062,728,093.85
                                                                                                            ------------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                            ------------------------
Adjusted Invested Amount of all Master Trust Series                                                               21,446,504,049.00
                                                                                                            ------------------------

End of the Month Seller Percentage                                                                                           14.92%
                                                                                                            ------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : MAY 2002                                                                        ACCOUNTS               RECEIVABLES
                                                                                                 --------               -----------

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                                4,723,565.00            403,037,455.76
                                                                                   -----------------------  ------------------------
      60 - 89 Days Delinquent                                                                  256,749.00            261,058,953.26
                                                                                   -----------------------  ------------------------
      90 + Days Delinquent                                                                     546,410.00            583,988,701.43
                                                                                   -----------------------  ------------------------

      Total 30 + Days Delinquent                                                             5,526,724.00          1,248,085,110.45
                                                                                   -----------------------  ------------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              4.79%
                                                                                                            ------------------------

Defaulted Accounts During the Month                                                            169,757.00            120,109,150.50
                                                                                   -----------------------  ------------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          5.67%
                                                                                                            ------------------------

*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : MAY 2002                                                                     COLLECTIONS               PERCENTAGES
                                                                                              -----------               -----------
Total Collections and Gross Payment Rate                                                 4,277,201,615.01                    16.27%
                                                                                   -----------------------  ------------------------

Collections of Principal Receivables and Principal Payment Rate                          3,802,013,093.03                    14.95%
                                                                                   -----------------------  ------------------------

      Prior Month Billed Finance Charge and Fees                                           366,635,145.47
                                                                                   -----------------------
      Amortized AMF Income                                                                  30,773,790.72
                                                                                   -----------------------
      Interchange Collected                                                                 49,982,361.57
                                                                                   -----------------------
      Recoveries of Charged Off Accounts                                                    34,871,910.54
                                                                                   -----------------------
      Collections of Discounted Receivables                                                          0.00
                                                                                   -----------------------

Collections of Finance Charge Receivables and Annualized Yield                             482,263,208.30                    22.75%
                                                                                   -----------------------  ------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : MAY 2002

Beginning Unamortized AMF Balance                                                                                    161,120,098.64
                                                                                                            ------------------------
+     AMF Slug for Added Accounts                                                               28,485.44
                                                                                   -----------------------
+     AMF Collections                                                                       23,699,104.40
                                                                                   -----------------------
-     Amortized AMF Income                                                                  30,773,790.72
                                                                                   -----------------------
Ending Unamortized AMF Balance                                                                                       154,073,897.76
                                                                                                            ------------------------






                                                                                                          /s/ Tom Feil
                                                                                                          --------------------------
                                                                                                          Tom Feil
                                                                                                          Director of Securitization




*FOR CALCULATION PURPOSES BEGINNING OF MONTH PRINCIPAL RECEIVABLES INCLUDES ADDITIONAL PRINCIPAL RECEIVABLES.


                                                                  Page 8 of 58